CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Air Brook Airport Express, Inc. (the “Company”) on form 10Q-SB for the fiscal quarter ended July 31, 2007 as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, Donald M. Petroski, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2007	By:	Donald M. Petroski
DONALD M. PETROSKI
Chief Executive Officer, President, Chief Financial Officer and Director